                                                                   EXHIBIT 10.38

Grant #______

                  [FORM OF INCENTIVE STOCK OPTION AGREEMENT]
                   ----------------------------------------

         This INCENTIVE STOCK OPTION AGREEMENT (this "Option Agreement"), dated as of the [__] day of [_____], 1999 (the "Date of Grant"), by and between PETsMART.com, Inc., a Delaware corporation (the "Company"), and [______] (the "Optionee").

         Pursuant to the Company's 1999 Stock Plan (the "Plan"), the Board of Directors of the Company (the "Board") or a committee appointed by the Board, as the Administrator of the Plan, has determined that the Optionee is to be granted an option (the "Option") to purchase shares of the Company's common stock, par value $.001 per share (the "Common Stock"), on the terms and conditions set forth herein, and hereby grants such Option. It is intended that the Option constitute an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). In the event the Option exceeds the $100,000 rule of Section 422(d), this Option shall be treated as a Non-Qualified Stock Option.

         Any capitalized terms not defined herein shall have their respective meanings set forth in the Plan.


         1. Number of Shares and Exercise Price. The Option entitles the
            -----------------------------------
Optionee to purchase [____] shares of the Company's Common Stock (the "Option Shares") at a price of $.75 per share (the "Option Exercise Price"), which is at least equal to the Fair Market Value of the Common Stock as of the Date of Grant.

         2. Option Term. The term of the Option and of this Option Agreement
            -----------
(the "Option Term") shall commence on the Date of Grant and, unless the Option is previously terminated pursuant to this Option Agreement, shall terminate upon the expiration of ten (10) years from the Date of Grant. Upon expiration of the Option Term, all rights of the Optionee hereunder shall terminate.

         3. Conditions of Exercise.
            ----------------------

             (a) This Option may be exercised in whole or in part at any time as to 100% of the Option Shares, whether vested or unvested.

             (b) As a condition to exercising this Option for unvested Option Shares, the Optionee shall be subject to the Company's right to repurchase such shares, as set forth in Section 10 hereto .

             (c) Except as otherwise provided herein, the right of the Optionee to purchase Option Shares with respect to which this Option has become exercisable may be exercised in whole or in part at any time or from time to time prior to expiration of the Option Term. This Option may not be exercised for a fraction of a share.

         4. Vesting Schedule.
            -----------------

             (a) So long as Optionee is employed by the Company and subject to the provisions of the Plan and this Agreement, the Option shall vest

                 (i) as to twenty percent (20%) of the Option Shares, on the six month anniversary of the Date of Grant,

                 (ii) as to twenty percent (20%) of the Option Shares, on the first anniversary of the Date of Grant, and

                 (iii) as to the remaining sixty percent (60%) of the Option Shares, 1/36th on the last date of each calendar month beginning on or after the first anniversary of the Date of Grant, so that the Option Shares are fully vested on or about the fourth anniversary of the Date of Grant.

             (b) In the event Optionee suffers an Involuntary Termination (as defined in Section 25) of employment within six months following a Change of Control (as defined in Section 25), fifty percent (50%) of the unvested portion of the Option Shares shall vest in full.

             (c) In the event Optionee ceases to be employed by the Company (unless Optionee (i) voluntarily terminates employment, or (ii) is terminated for Cause (as defined in Section 25)), prior to the six month anniversary of the Date of Grant, 20% of the Option Shares shall vest in full.

         5. Nontransferability of Option. The Option and this Option Agreement
            ----------------------------
shall not be transferable and, during the lifetime of Optionee, the Option may be exercised only by Optionee. Without limiting the generality of the foregoing, except as otherwise provided herein, the Option may not be assigned, transferred, pledged or hypothecated in any way, shall not be assignable by operation of law, and shall not be subject to execution, attachment or similar process.

         6. Method of Exercise of Option. The Option may be exercised by means
            ----------------------------
of written notice of exercise to the Company specifying the number of

Option
Shares to be purchased, accompanied by payment in full of the aggregate Option Exercise Price and any applicable withholding taxes

                 (i) in cash or by check,

                 (ii) by means of a cashless exercise program adopted by the Company in connection with the Plan,

                 (iii) in the form of shares of unrestricted Stock already owned by the Optionee which, (x) in the case of unrestricted Stock acquired upon exercise of an option, have been owned by the optionee for more than six months on the date of surrender, and (y) have an aggregate Fair Market Value on the date of surrender equal to the aggregate Option Exercise Price of the Stock as to which such Stock Option shall be exercised,

                 (iv) in the discretion of the Board, by delivery of a full recourse promissory note (the "Note") (other than with respect to the par value of the Shares, which shall be paid in cash or cash equivalents), the terms of which are approved by the Board, or

                 (v) by any other means of exercise authorized from time to time in the Plan and/or by the Board or a committee appointed by the Board.

         7. Company's Right of First Refusal. Before any Option Shares held by
            --------------------------------
Optionee or any transferee (either being sometimes referred to herein as the "Holder") may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Option Shares on the terms and conditions set forth in this Section (the "Right of First Refusal").

             (a) Notice of Proposed Transfer. The Holder of the Option Shares
                 ---------------------------
shall deliver to the Company a written notice (the "Notice") stating: (i) the Holder's bona fide intention to sell or otherwise transfer the Option Shares;
(ii) the name of each proposed purchaser or other transferee (each, a "Proposed Transferee"); (iii) the number of Option Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration payable by each Proposed Transferee for which the Holder proposes to transfer the Option Shares (the "Offered Price"), and the Holder shall offer the Option Shares at the Offered Price to the Company or its assignee(s).

             (b) Exercise of Right of First Refusal. At any time within thirty
                 ----------------------------------
(30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Option Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

             (c) Purchase Price. The purchase price ("Purchase Price") for the
                 --------------
Option Shares purchased by the Company or its assignee(s) under this Section shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board in good faith.

             (d) Payment. Payment of the Purchase Price shall be made, at the
                 -------
option of the Company or its assignee(s), in cash or by check, by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

             (e) Holder's Right to Transfer. If all of the Option Shares
                 --------------------------
proposed in the Notice to be transferred to one or more Proposed Transferees are not purchased by the Company and/or its assignee(s) as provided in this Section 7, then the Holder may sell or otherwise transfer such Option Shares to the Proposed Transferee(s) at the Offered Price or at a higher price, provided that
(i) such sale or other transfer is consummated within 120 days after the date of the Notice, and (ii) any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee(s) agrees in writing that the provision of this Section 7 shall continue to apply to the Option Shares in the hands of the Proposed Transferee(s). If the Option Shares described in the Notice are not transferred to the Proposed Transferee(s) within such 120-day period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Option Shares held by the Holder may be sold or otherwise transferred.

             (f) Exception for Certain Family Transfers. Notwithstanding
                 --------------------------------------
anything to the contrary contained in this Section 7, the transfer of any or all of the Option Shares during the Optionee's lifetime or on the Optionee's death by will or intestacy to the Optionee's immediate family or a trust for the benefit of the Optionee's immediate family shall be exempt from the provisions of this Section 7. "Immediate Family" as used herein shall mean spouse, lineal descendant or anteced-ent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Option Shares so transferred subject to the provisions of this Section 7, and there shall be no further transfer of such Option Shares except in accordance with the terms of this Section 7.

             (g) Termination of Right of First Refusal. The Right of First
                 -------------------------------------
Refusal shall terminate as to any Option Shares upon the consummation of an initial underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "Securities Act").

         8. Effect of Termination of Employment. Upon the termination of
            -----------------------------------
Optionee's employment or service with the Company or any Subsidiary, the Option shall immediately terminate as to any Option Shares that have not previously vested as of the date of such termination (the "Termination Date"). Any portion of the Option that has vested as of the Termination Date shall be exercisable in whole or in part for a period of 90 days following the Termination Date; provided, that in the event of termination by reason of Optionee's death or Disability, such exercise period shall extend until the date that is twelve months from the Termination Date. Upon expiration of such 90-day or twelve-month period, as applicable, any unexercised portion of the Option shall terminate in full.

         9. Investment Representation. The Optionee hereby represents and
            -------------------------
warrants to the Company that the Optionee, by reason of the Optionee's business or financial experience (or the business or financial experience of the Optionee's professional advisors who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly), has the capacity to protect the Optionee's own interests in connection with the transactions contemplated under this Option Agreement.

         10. Restricted Shares; Repurchase Option. Optionee may elect to
             ------------------------------------
exercise any portion of the Option prior to the Option Shares becoming vested pursuant to Section 4 hereof. Upon exercise of the Option to purchase unvested Option Shares, Optionee shall receive shares of stock, which until vested, shall be restricted ("Restricted Shares"). The Restricted Shares shall be subject to the following terms and conditions:

             (a) Transferability. The Optionee shall not transfer, assign, encumber or otherwise dispose of any Restricted Shares, except (i) by will or by the laws of descent or distribution or (ii) by transferring to the Company in pledge as security for payment of the Note. If the Optionee transfers any Restricted Shares, this Section 10 shall apply to the transferee to the same extent as the Optionee.

             (b) Exercise of Repurchase Option. The Company shall have the right (but not the obligation) to repurchase the Restricted Shares during the sixty
(60) day period immediately following the later of (i) the date when the Optionee ceases to be employed by the Company for any reason and (ii) the date when such Restricted Shares were purchased by the Optionee, the executors or administrators of the Optionee's estate or any person who has acquired this Option directly from the Optionee by bequest, inheritance or beneficiary designation (the "Repurchase Option").

             (c) Lapse of Repurchase Option. The Repurchase Option shall lapse with respect to the Shares subject to this Option in accordance with the vesting schedule (including any accelerated vesting) set forth in Section 4. In addition, the Repurchase Option shall lapse and all of the remaining Restricted Shares shall become vested at such time and in such events as Section 12 of the Plan provides for vesting of Stock Purchase Rights.

             (d) Repurchase Option Price. If the Company exercises the Repurchase Option, it shall pay the Optionee an amount equal to the Exercise Price for each of the Restricted Shares being repurchased. Payment shall be made in cash or cash equivalents or by canceling indebtedness to the Company incurred by the Optionee in the purchase of the Restricted Shares.

             (e) Exercise of Repurchase Option. The Repurchase Option shall be exercisable only by written notice delivered to the Optionee prior to the expiration of the 60-day period specified in Subsection (b) above. The notice shall set forth the date on which the repurchase is to be effected. Such date shall not be more than 30 days after the date of the notice. The certificate(s) representing the Restricted Shares to be repurchased shall, prior to the close of business on the date specified for the repurchase, be delivered to the Company properly endorsed for transfer. The Company shall, concurrently with the receipt of such certificate(s), pay to the Optionee the purchase price determined according to Subsection (d) above. The Repurchase Option shall terminate with respect to any Restricted Shares for which it has not been timely exercise pursuant to this Subsection (e).

             (f) Additional Shares of Substituted Securities. In the event of the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affect the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as an ordinary cash dividend) which are by reason of such transaction distributed with respect to any Restricted Shares or into which such Restricted Shares thereby become convertible shall immediately be subject to the Repurchase Option. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of Restricted Shares. Appropriate adjustments shall also, after each such transaction, be made to the price per share to be paid upon the exercise of the Repurchase Option in order to reflect any change in the Company's outstanding securities effected without receipt of consideration therefor; provided, however, that the aggregate purchase price payable for the Restricted Shares shall remain the same.

             (g) Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Restricted Shares to be repurchased in accordance with this Section 10, then after such time the person from whom such Restricted Shares are to be repurchased shall no longer have any rights as a holder of such Restricted Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Restricted Shares shall be deemed to have been repurchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

             (h) Escrow. Upon issuance, if requested by the Company, the certificates for Restricted Shares shall be deposited in escrow with the Company to be held in accordance with the provisions of this Agreement. Any new, substituted or additional securities or other property described in Subsection
(f) above shall immediately be delivered to the Company to be held in escrow, but only to the extent the Shares are at the time Restricted Shares. All regular cash dividends on Restricted Shares (or other securities at the time held in escrow) shall be paid directly to the Optionee and shall not be held in escrow. Restricted Shares, together with any other assets or securities held in escrow hereunder, shall be (i) surrendered to the Company for repurchase and cancellation upon the Company's exercise of its Repurchase Option or (ii) released from escrow upon the Optionee's request to the extent the Shares are no longer Restricted Shares (but not more frequently than once every six months).

         11. Notices. All notices and other communications under this Agreement
             -------
shall be in writing and shall be given by facsimile or first class mail, certified or registered with return receipt requested, and shall be deemed to have been duly given three days after mailing or 24 hours after transmission by facsimile to the respective parties named below:

         If to Company:       PETsMART.com, Inc.
                              35 Hugus Alley, Suite 210
                              Pasadena, CA  91103
                              Attention: Thomas McGovern
                              Facsimile: (626) 817-

         with a copy to:      Skadden, Arps, Slate, Meagher & Flom LLP
                              300 S. Grand Avenue, Suite 3400
                              Los Angeles, CA  90071
                              Attention:  Michael A. Woronoff
                              Facsimile:  (213) 687-5600

         If to the Optionee:  [Name of Optionee]
                              [Address]
                              ________________________
                              Facsimile:______________

Either party hereto may change such party's address for notices by notice duly given pursuant hereto.

             12. Securities Laws Requirements. The Option shall not be
                 ----------------------------
exercisable to any extent, and the Company shall not be obligated to transfer any Option Shares to the Optionee upon exercise of such Option, if such exercise, in the opinion of counsel for the Company, would violate the Securities Act (or any other federal or state statutes having similar requirements as may be in effect at that time). Further, the Company may require as a condition of transfer of any Option Shares pursuant to any exercise of the Option that the Optionee furnish a written representation that he or she is purchasing or acquiring the Option Shares for investment and not with a view to resale or distribution to the public. The Optionee hereby represents and warrants that he or she understands that the Option Shares are "restricted securities," as defined in Rule 144 under the Securities Act, and that any resale of the Option Shares must be in compliance with the registration requirements of the Securities Act, or an exemption therefrom, and with the requirements of California "Blue Sky" law. Each certificate representing Option Shares shall bear the legends set forth below and with any other legends that may be required by the Company or by any Federal or state securities laws:

         THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE RESTRICTED SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES THEREUNDER, AND MAY NOT BE SOLD, OFFERED FOR SALE OR OTHERWISE TRANSFERRED IN THE ABSENCE OF REGISTRATION OR AN EXEMPTION THEREFROM.

         THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEES(S). SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES

Further, if the Company decides, in its sole discretion, that the listing or qualification of the Option Shares under any securities or other applicable law is necessary or desirable, the Option shall not be exercisable, in whole or in part, unless and until such listing or qualification, or a consent or approval with respect thereto, shall have been effected or obtained free of any conditions not acceptable to the Company.

         13. No Obligation to Register Option Shares. The Company shall be under
             ---------------------------------------
no obligation to register the Option Shares pursuant to the Securities Act or any other Federal or state securities laws.

         14. Protections Against Violations of Agreement. No purported sale,
             -------------------------------------------
assignment, mortgage, hypothecation, transfer, pledge, encumbrance, gift, transfer in trust (voting or other) or other disposition of, or creation of a security interest in or lien on, any of the Option Shares by any holder thereof in violation of the provisions of this Agreement or the Certificate of Incorporation or the Bylaws of the Company, will be valid, and the Company will not transfer any of said Option Shares on its books nor will any of said Option Shares be entitled to vote, nor will any dividends be paid thereon, unless and until there has been full compliance with said provisions to the satisfaction of the Company. The foregoing restrictions are in addition to and not in lieu of any other remedies, legal or equitable, available to enforce said provisions.

         15. Withholding Requirements. The Company's obligations under this
             ------------------------
Option Agreement shall be subject to all applicable tax and other withholding requirements, and the Company shall, to the extent permitted by law, have the right to deduct any withholding amounts from any payment or transfer of any kind otherwise due to the Optionee.

         16. Failure to Enforce Not a Waiver. The failure of the Company to
             -------------------------------
enforce at any time any provision of this Option Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

         17. Governing Law. This Option Agreement shall be governed by and
             -------------
construed according to the laws of the State of California without regard to its principles of conflict of laws.

         18. Incorporation of Plan. The Plan is hereby incorporated by reference
             ---------------------
and made a part hereof, and the Option and this Option Agreement shall be subject to all terms and conditions of the Plan.

         19. Amendments. This Option Agreement may be amended or modified at any
             ----------
time only by an instrument in writing signed by each of the parties hereto.

         20. Rights as a Stockholder. Neither the Optionee nor any of the
             -----------------------
Optionee's successors in interest shall have any rights as a stockholder of the Company with respect to any shares of Common Stock subject to the Option until the date of issuance of a stock certificate for such shares of Common Stock.

         21. Section 83(b) Election. Optionee hereby acknowledges that he has
             ----------------------
been informed that, with respect to the exercise of the Option for Restricted Shares, an election may be filed by the Optionee with the Internal Revenue Service, within 30 days of the purchase of the Shares, electing pursuant to
Section 83(b) of the Code to be taxed currently on any difference between the Option Exercise Price and Fair Market Value of the Shares on the date of purchase.

             Optionee acknowledges that it is Optionee's sole responsibility and not the Company's to file timely the election under section 83(b) of the code, even if Optionee requests the Company or its representative to make this filing on Optionee's behalf.

         22. Agreement Not a Contract of Employment. Neither the Plan, the
             --------------------------------------
granting of the Option, this Option Agreement nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that the Optionee has a right to continue to provide services as an officer, director, employee, consultant or advisor of the Company or any Parent Subsidiary or affiliate of the Company for any period of time or at any specific rate of compensation.

         23. Authority of the Board. The Board, or a committee appointed by the
             ----------------------
Board, shall have full authority to interpret and construe the terms of the Plan and this Option Agreement. The determination of the Board, or a committee appointed by the Board, as to any such matter of interpretation or construction shall be final, binding and conclusive.

         24. Market Stand-Off. Optionee agrees that, if so requested by the
             ----------------
Company or any representative of the underwriter (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act. Such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

         25. Definitions. For purposes of this Option Agreement:
             -----------

             (a) "Cause" shall mean (i) any act of personal dishonesty taken by the Optionee in connection with his responsibilities to the Company which is intended to result in substantial personal enrichment of the Optionee, (ii) Optionee's conviction of a felony, (iii) a willful act by the Optionee which constitutes misconduct and is injurious to the Company, and (iv) continued willful violations by the Optionee of his obligations to the Company after there has been delivered to the Optionee a written demand for performance from the Company which describes the basis for the Company's belief that the Optionee has not substantially performed his duties.

             (b) "Change of Control" shall mean the sale of all or substantially all of the Company's assets or the acquisition of the Company by another entity by means of merger or consolidation resulting in the exchange of the outstanding shares of the Company for securities or consideration issued, or caused to be issued, by the acquiring corporation or its subsidiary, unless the stockholders of the Company immediately prior to such transaction hold as least 50% of the voting power of the surviving corporation.

             (c) "Involuntary Termination" shall mean termination of the Optionee's employment with the Company immediately following any of the following: (i) a reduction by the Company of the Optionee's base salary as in effect immediately prior to such reduction or a material reduction by the Company in the kind or level of employee benefits to which the Optionee is entitled immediately prior to such reduction with the result that the Optionee's overall benefits package is significantly reduced; (ii) a material diminution of the Optionee's duties or (iii) any purported termination of the Optionee by the Company which is not effected for "Cause" (as defined above).

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Option Agreement on the day and year first above written.


                                            PETsMART.COM, INC.


                                            By ________________________________
                                            Name ______________________________
                                            Title _____________________________


         This Option Agreement supersedes and shall be in lieu of any prior agreement, whether written or oral, relating to Optionee's right to purchase shares of Common Stock of the Company, other than any option agreement executed by the Company and the Optionee pursuant to the Company's 1999 stock plan. The undersigned has had the opportunity to read the terms and provisions of the foregoing Option Agreement and the terms and provisions of the Plan, herein incorporated by reference. The undersigned hereby accepts and agrees to all the terms and provisions of the foregoing Option Agreement and to all the terms and provisions of the Plan, herein incorporated by reference.

                                            ___________________________________
                                            The Optionee

                                            Address: __________________________
                                                     __________________________
                                                     __________________________